Exhibit 99.2

Q2 2024

August 8, 2024










Presentation Disclosures

Non-GAAP Measures

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2024 loss on the sale of our EMEA staffing operations, the 2024 gain on sale of assets, the 2024 restructuring charges, the 2024 transaction costs, the 2024 asset impairment charge, the 2023 restructuring charges and the 2023 asset impairment charge are useful to understand the Company's fiscal 2024 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor Statement

This presentation contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Kelly's financial expectations, are forward-looking statements. Factors that could cause actual results to differ materially from those contained in this release include, but are not limited to, (i) changing market and economic conditions, (ii) disruption in the labor market and weakened demand for human capital resulting from technological advances, loss of large corporate customers and government contractor requirements, (iii) the impact of laws and regulations (including federal, state and international tax laws), (iv) unexpected changes in claim trends on workers' compensation, unemployment, disability and medical benefit plans, (v) litigation and other legal liabilities (including tax liabilities) in excess of our estimates, (vi) our ability to achieve our business's anticipated growth strategies, (vii) our future business development, results of operations and financial condition, (viii) damage to our brands, (ix) dependency on third parties for the execution of critical functions, (x) conducting business in foreign countries, including foreign currency fluctuations, (xi) availability of temporary workers with appropriate skills required by customers, (xii) cyberattacks or other breaches of network or information technology security, and (xiii) other risks, uncertainties and factors discussed in this release and in the Company's filings with the Securities and Exchange Commission. In some cases, forward-looking statements can be identified by words or phrases such as "may," "will," "expect," "anticipate," "target," "aim," "estimate," "intend," "plan," "believe," "potential," "continue," "is/are likely to" or other similar expressions. All information provided in this presentation is as of the date of this presentation and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.


9,174

Financials

Second-Quarter 2024 Takeaways



Staffing demand continued to be impacted by market and labor trends, but sequential trends are stabilizing

- Q2 revenue down 13.1% on a reported basis due primarily to the sale of European staffing operations, up 0.6%(1) on an organic basis

Significant progress on in-flight Transformation initiatives

- Structural changes in our expenses providing sustained efficiency
- Growth initiatives contributing to market share gains
- Q2 Adjusted EBITDA Margin at 3.8%, up 180 bps, or 130 bps(1) organically

Executing on capital allocation strategy to accelerate focus on North American specialty staffing and global RPO and MSP businesses

- Completed the acquisition of Motion Recruitment Partners, LLC ("MRP") on May 31, 2024
  - Positive impact of MRP's higher gross and net margin visible with only MRP's June results included in Kelly's second quarter. Expect further expansion with full quarter results beginning in Q3
- Ended the quarter with a debt to capital ratio of 14.1% demonstrating our ability to leverage Kelly's strong balance sheet and maintain the flexibility to pursue additional organic and inorganic investments

Refer to the last slide for footnotes.

Second-Quarter 2024 Financial Summary

	Actual Results	Change Increase/(Decrease) As Reported	Change Increase/(Decrease) As Adjusted[2]
Revenue	$1.1B	(13.1%)	(13.1%)
Gross Profit Rate	20.2%	40 bps	40 bps
Earnings from Operations	$12.2M	95.9%	95.2%
Diluted Earnings per Share	$0.12	($0.08)	$0.35
Adjusted EBITDA	$40.5M		64.3%
Adjusted EBITDA Margin	3.8%		180 bps

Refer to the last slide for footnotes.

Second-Quarter 2024 Revenue Trends

	Reported[3]	Organic[1]
Total	(13.1%)	0.6%
Professional & Industrial	(8.5%)	n/a
Science, Engineering & Technology	10.2%	(3.1%)
Education	21.7%	n/a
Outsourcing & Consulting	2.9%	n/a

Refer to the last slide for footnotes.

Second-Quarter 2024 Gross Profit Rate



21.5%
21.0%
20.5%
20.0%
19.5%
19.0%
18.5%
18.0%
17.5%
19.8%
100 bps
40 bps
21.2%
(110) bps
30 bps
(20) bps
20.2%
Q2 2023 GP Rate
Sale of EMEA staffing operations
MRP
Organic GP Rate
Business Mix
Employee-related Costs
Perm Fees
Q2 2024 GP Rate

- GP rate favorably impacted by the sale of our EMEA staffing operations, which had lower margins, and was completed on January 2, 2024, and the acquisition of MRP completed on May 31, 2024
- Organic GP rate decreased due to unfavorable business mix, as growth in Education and PPO, which generate lower gross margins, outpaced growth in our higher margin outcome-based and specialty staffing business, partially offset by lower employee-related costs
- Permanent placement fees decreased on lower customer demand

Second-Quarter 2024 SG&A


$ in millions
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$232
($31)
$11
($21)
$1
$192
Q2 2023 SG&A
Sale of EMEA staffing operations
MRP
Operations
Other (4)
Q2 2024 SG&A

- SG&A expenses decreased following the sale of our EMEA staffing operations on January 2, 2024, partially offset by an increase in expense related to the acquisition of MRP completed on May 31, 2024
- Expenses in Operations decreased as a result of workforce reductions and other cost management actions related to our transformation activities as well as lower performance-based incentive compensation in response to lower revenue volume
- Other reflects transaction costs, including employee termination costs and transition costs related to the sale of our EMEA staffing operations on January 2, 2024, partially offset by a decrease in transformation costs related to severance and third-party consultant fees for assistance with the execution of the transformation-related activities as compared to prior year

Refer to the last slide for footnotes.

Second-Quarter 2024 Revenue and Gross Profit Mix

- Kelly Professional & Industrial
- Kelly Science, Engineering, Technology & Telecom
- Kelly Education
- KellyOCG

Revenue mix by segment



34%
31%
24%
11%

Gross Profit mix by segment



29%
36%
17%
18%

Second-Quarter 2024 EPS Summary

$ in millions except per share data

	2024		2023	
	Amount	Per Share	Amount	Per Share
Net earnings (loss)	$4.6	$0.12	$7.5	$0.20
Loss on sale of EMEA staffing operations, net of taxes[5]	10.0	0.27	–	–
Gain on sale of assets, net of taxes[6]	(4.1)	(0.11)	–	–
Transaction costs, net of taxes[7]	8.3	0.23	–	–
Asset impairment charge, net of taxes[8]	4.1	0.11	1.8	0.05
Restructuring charges, net of taxes[9]	3.2	0.09	4.2	0.11
Adjusted net earnings	$26.1	$0.71	$13.5	$0.36

Refer to the last slide for footnotes.

Second-Quarter 2024 Liquidity



$ in millions
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
$426
$427
$182
$125
$126
$38
$301
$301
$144
$49
$49
$210
$46
Q2 2023
Q4 2023
Q2 2024
Cash
Unused Borrowing Capacity
SBLC
Borrowings

- As of the end of Q2 2024, we have more than $180 million of available liquidity, including $38 million of cash on hand, following the acquisition of MRP on May 31, 2024
- During Q2 2024, we amended our credit facilities, which resulted in $400 million of combined borrowing capacity on our U.S. revolving credit and securitization facilities
- Borrowings in Q2 2024 represents amounts outstanding on our U.S. credit facilities related to our acquisition of MRP
- Standby letters of credit ("SBLC") represents amounts outstanding related to workers' compensation

Business Transformation Overview

Comprehensive initiative to build on our strategic progress. In 2023, we successfully delivered on structural cost optimization, and we will continue to execute on opportunities to accelerate profitable top- and bottom-line growth.



Delivering on three key outcomes:

- **Optimized** business and functional operations in a sustainable manner
  - Completed workforce reductions to enhance organizational efficiency and effectiveness and established controls to provide clear visibility into resources and expenses
- **Unlocking** additional value-creating opportunities
  - Executing several revenue growth initiatives related to technology enhancements, large enterprise account sales strategy, P&I local delivery model and inorganic opportunities
- **Accelerating** profitable growth
  - Expect continued improvement in organic EBITDA margin with acceleration from MRP acquisition

Sale of European Staffing Operations

With the closing of the European staffing transaction in January 2024, we have **unlocked more than $100 million of capital** to reinvest in organic and inorganic growth in our North American staffing and global MSP and RPO businesses.



European staffing operations 2023 reported results:

- Revenue of $810 million
- GP of $120 million
- Expenses of $119 million

Baseline expectation impact from the sale of our European staffing operations on 2024:

- Reported revenue down 17%
- GP rate improvement of 100 bps
- EBITDA margin improvement of 40 bps

H2 2024 Outlook

Our H2 Outlook assumes a continuation of staffing market conditions relatively consistent with what we have experienced in the first half of 2024, including sequential stabilization of top-line trends.

The results of the European staffing operations have been excluded from the 2023 base

- ***Revenue*** – up organically 2.5% to 3.5%, with no significant FX impact; mid-point organic expectation of $2.0 billion for H2 2024
  - Reflects continuation of Education double-digit growth and P&I, SET and OCG sequential quarter-over-quarter improvement in Q3 and Q4
  - MRP will add an additional $260 to $270 million of revenue
- ***GP rate*** – organic 20.0% to 20.2%
  - Organic rate impacted by unfavorable business mix
  - MRP will add 100 bps to total company rate due to higher-margin specialty profile
- ***Adjusted SG&A*** –organically YOY down 3.5% to 4.5%, excluding D&A, as we begin to anniversary our transformation actions
  - MRP will add approximately $60 million of expense, excluding D&A
  - Total D&A of approximately $28 million expected
- ***Adjusted EBITDA margin*** – organic 3.2% to 3.3%, up 30 to 40 bps YOY
  - MRP expected to add 30 bps of additional improvement
  - Education seasonality will impact Q3 net margin, 3.0% total net margin expected
- ***Tax rate*** – effective rate in the low teens

MRP will propel Kelly into a new era of growth.

This acquisition is a transformational step forward on Kelly's journey.

- MRP is a leading specialty talent solutions provider, which has strengthened both the scale and capabilities of Kelly's staffing, consulting and RPO solutions in attractive customer end markets – including technology, financial services and healthcare
- MRP will continue to deliver services through its existing companies and brands, including Motion Recruitment, Sevenstep®, Motion Telco and TG Federal

MRP brings an attractive financial profile.

Revenue	GP Rate	Adj. EBITDA	Adj. EBITDA Margin
2023	2023	2023	2023
$554 million	30%	$37 million	7%

We have redesigned our operating model to drive profitable growth.

Our priorities for each segment are clear. Together, they contribute to a strong, balanced portfolio.

Optimize Operations and Drive Efficiencies → Accelerate Organic and Inorganic Growth

	Kelly Professional & Industrial	Kelly Science, Engineering & Technology	Kelly Education	Kelly OCG	Kelly International[14]
Revenue[10]	$1.5B[11]	$1.2B[12]	$0.8B	$0.5B	$0.8B
GP Rate[10]	18.0%[11]	22.8%[12]	15.3%	36.0%	14.8%
Adjusted EBITDA Margin[10]	1.5%[11]	6.4%[12]	4.4%	1.6%	0.2%
Geography	North America	North America	U.S.	Global	EMEA
Specialties	• Industrial • Contact Center • Office Clerical	• Engineering • Science & Clinical • Technology • Telecom • MRP	• K-12 • Special Ed/Needs • Tutoring • Therapy Services • Higher Education • Executive Search	• MSP[13] • RPO[13] • PPO[13]	• Life Sciences • IT • Finance • Other Local Professional Niches

Refer to the last slide for footnotes.


9.174

Appendix

MRP Net Earnings to Adjusted EBITDA Non-GAAP Reconciliation

$ in millions

	2023
Net earnings (loss)	($6.6)
Other (income) expense, net	28.6
Income tax expense (benefit)	9.0
Depreciation & amortization	4.0
EBITDA	$35.0
Non-recurring costs	1.6
Adjusted EBITDA	**$36.6**
Adjusted EBITDA Margin	**6.6%**

Second-Quarter 2024 Footnotes

(1) Organic excludes the impact of the sale of our EMEA staffing operations in January 2024 and the 2024 results of Motion Recruitment Partners ("MRP"), which was acquired as of May 31, 2024;

(2) See reconciliation of Non-GAAP Measures included in Form 8-K dated August 8, 2024;

(3) Reported includes the impact of the sale of our EMEA staffing operations in January 2024 and the 2024 results of MRP, which was acquired as of May 31, 2024, and included in the reported results of operations in SET, from the date of acquisition;

(4) Other reflects 1) transaction costs, including employee termination costs and transition costs of $1.5 million primarily related to the sale of our EMEA staffing operations on January 2, 2024 in Q2 2024 and 2) transformation costs related to a comprehensive transformation initiative, which includes $1.9 million of costs to execute the transformation through the use of an external consultant and $2.4 million of severance costs in Q2 2024 as compared to $4.5 million of external consultant costs and $1.1 million of severance costs and lease and other termination costs in Q2 2023;

(5) Loss on sale of EMEA staffing operations of $10.0 million, $10.0 million net of tax or $0.27 per share in Q2 2024 represents a reduction of our expected receivable related to the sale of our EMEA staffing operations in January 2024;

(6) Gain on sale of assets of $5.5 million, $4.1 million net of tax or $0.11 per share represents the sale of Ayers Group in Q2 2024;

(7) Transaction costs of $9.4 million, $8.3 million net of tax or $0.23 per share related to employee termination costs and transition costs directly related to the sale of the EMEA staffing operations of $1.5 million and transaction costs related to the acquisition of MRP of $7.9 million in Q2 2024;

(8) Asset impairment charge of $5.5 million, $4.1 million net of tax or $0.11 per share related to impairment of right-of-use assets related to our leased headquarters facility reflecting adjustments as to how we are utilizing the building as a part of our ongoing transformation efforts in Q2 2024 and $2.4 million, $1.8 million net of tax or $0.05 per share related to impairment of right-of-use assets related to an unoccupied existing office space lease in Q2 2023;

(9) Restructuring charges of $4.3 million, $3.2 million net of tax or $0.09 per share in Q2 2024 and $5.6 million, $4.2 million net of tax or $0.11 per share in Q2 2023 related to a comprehensive transformation initiative;

(10) Kelly size and margin profiles are based on 2023 full year results;

(11) Kelly P&I includes the results of our Mexico operations following the sale of our EMEA staffing operations in January 2024;

(12) Kelly SET revenue, GP rate and Adjusted EBITDA Margin was $1.7B, 25.2% and 6.5%, respectively, including the results of MRP on a proforma basis;

(13) Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Payroll Process Outsourcing ("PPO");

(14) On January 2, 2024, Kelly completed the sale of our EMEA staffing operations. Following the sale, our Mexico operations, which were previously included in our International segment, is now included in our P&I segment, and the International segment no longer exists as a reportable segment.